NAI-1540218613v3 Certain identified information has been omitted from this document because it is not material and is the type that the registrant treats as private and has been marked with "[ ]" to indicate where omissions have been made. SUBLICENSE THIS SUBLICENSE (this “Sublicense”) is entered into this 14th day of June 2024 by and between SUPER MICRO COMPUTER, INC., a Delaware corporation (“Sublicensor”) and LAMBDA, INC., a Delaware corporation (“Sublicensee”). Background A. Sublicensor, as customer, and 4701 Santa Fe, LLC, a Delaware limited liability company, as supplier (the “Supplier”) entered into that certain Master Colocation Services Agreement dated as of the date hereof (the “MCSA”) and that certain Service Order MCSA-001 dated as of the date hereof (the “Service Order”, collectively with the MCSA, the “Master Agreement”), a copy of which has been provided to Sublicensee is attached hereto as Exhibit A. B. Pursuant to the Master Agreement, Sublicensor licenses from Supplier the Customer Space (as defined in the Service Order) (the “Premises”), located on the 1st and 2nd floor of the building located at 4701 Santa Fe Avenue, Vernon, California (the “Building”). The Premises are more particularly described in the Master Agreement. C. Sublicensor desires to sublicense to Sublicensee the entire Premises. NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: Terms 1. Sublicense. Sublicensor hereby Sublicenses the Premises to Sublicensee, and Sublicensee hereby Sublicenses the Premises from Sublicensor, for the term, at the rental, and upon all of the other terms and conditions set forth herein. 2. Term. This Sublicense shall be for a term of ten years (the “Term”) commencing on the Service Commencement Date as set forth in the Service Order (the “Commencement Date”), and ending on the Initial Service Term Expiration Date as set forth in the Service Order (the “Expiration Date”), unless sooner terminated pursuant to any provision hereof or pursuant to the conditions or covenants of the Master Agreement or applicable law.

NAI-1540218613v3 2 3. Rent. 3.1 Sublicense Base Rent. Sublicensee shall pay to Sublicensor base rent for the Premises (“Sublicense Base Rent”), in the amount of [ ] percent ([ ]%) above and beyond the then applicable Monthly Recurring Charge as set forth in the Service Order for the entirety of the term. If the Commencement Date is other than the first day of a calendar month, Month 12 as set forth above shall be deemed to be the twelfth full month after the Commencement Date, and the Sublicense Base Rent for the first partial month shall be prorated. 3.2 Payment of Rent. Sublicensee shall pay the monthly Sublicense Base Rent on or before the 1st day of each calendar month, in each case, from the Commencement Date through the Expiration Date. Sublicense Base Rent, Sublicense Additional Rent (as hereinafter defined), and the payment of any other sums due under this Sublicense shall be collectively referred to herein as “Rent”. Rent shall be paid in the lawful money of the United States to Sublicensor or to such other persons or at such other places as Sublicensor may designate in writing. If either the Commencement Date or the Expiration Date falls on a date other than the first day or the last day of a calendar month, respectively, the Rent due for such fractional month shall be prorated on a per diem basis between Sublicensor and Sublicensee. All Rent shall be paid without set off, abatement or deduction. In addition to the other remedies available to Sublicensor hereunder, if any payment of Rent required to be paid by Sublicensee hereunder shall become overdue, such unpaid amount shall bear interest from the due date thereof to the date of payment at the prime rate of interest, as reported in the Wall Street Journal plus six percent (6%) per annum (“Default Rate”). Furthermore, if Sublicensee shall fail to pay any Rent or any other amount when due, Sublicensee shall pay Sublicensor a late charge of five percent (5%) of the outstanding balances then due and owing. 3.3 Sublicense Additional Rent. (a) Sublicensee shall pay Sublicensor, along with monthly installments of Sublicense Base Rent, all Electrical Power Charges, Customer’s Tax Share, and any Non- Recurring Charges (including Cross Connection charges) (each as defined in the Master Agreement) (“Sublicense Additional Rent”). (b) Sublicensor shall deliver to Sublicensee any supporting documentation relating to Sublicense Additional Rent received by Sublicensor from Supplier (to the extent not provided by Supplier to Sublicensee directly). If the sum of any installment or estimated payments made by Sublicensee on account of any or all of the items set forth in this Section exceed the actual amounts paid therefor, Sublicensor shall refund the excess to Sublicensee within thirty (30) days after the amount of the excess is refunded to Sublicensor by Supplier. If

NAI-1540218613v3 3 the sum of any installment or estimated payments made by Sublicensee on account of any or all of the items set forth in this section are less than Sublicensor’s proportionate share of such items with respect to the Premises under the Master Agreement for any year, Sublicensee shall pay the amount or such deficiency to Sublicensor within ten (10) days after demand therefor by Sublicensor. 3.4 Additional Charges. As to any additional charges under this Sublicense or the Master Agreement, such as, for example and without limitation, charges under this Sublicense or the Master Agreement for services furnished pursuant to the Sublicense or the Master Agreement or for repair of damage to the Premises, Sublicensee shall pay to Sublicensor, as additional rent under this Sublicense, within ten (10) days after receipt by Sublicensee of the relevant statement, an amount equal to all such charges. Sublicensor shall provide Sublicensee with copies of statements received from Supplier evidencing such additional charges. 4. Master Agreement. 4.1 Subordinate to Master Agreement. This Sublicense is and shall be at all times subject and subordinate to the Master Agreement. 4.2 Conflicts with Master Agreement. 4.3 The terms, conditions and respective obligations of Sublicensor and Sublicensee to each other under this Sublicense shall be the terms and conditions of the Master Agreement (including, without limitation, the indemnity provisions of the Master Agreement) except for those provisions of the Master Agreement which are directly contradicted by this Sublicense, in which event the terms of this Sublicense shall control over the Master Agreement. (a) Subject to the foregoing, for the purposes of this Sublicense, wherever in the Master Agreement the word “Supplier” is used, it shall be deemed to mean Sublicensor, and wherever in the Master Agreement the word “Customer” is used, it shall be deemed to mean Sublicensee; wherever in the Master Agreement the word “Customer Space or Colocation Space” is used, it shall be deemed to mean “Sublicensed Premises”; and wherever the word “Agreement or Service Order” is used in the Master Agreement, it shall be deemed to mean this Sublicense. Notwithstanding the foregoing, Sublicensee acknowledges and agrees that Sublicensor shall not be deemed a guarantor of the performance by Supplier of Supplier’s obligations under the Master Agreement, and that Sublicensee shall look solely to Supplier for the performance of Supplier’s obligations and Sublicensor’s sole obligation with respect thereto shall be to use commercially reasonable efforts to cause Supplier to perform its obligations under the Master Agreement. Sublicensee acknowledges and agrees that Sublicensee’s rights under this Sublicense are as a Sublicensee only and that, notwithstanding anything contained in this Sublicense to the contrary, Sublicensee shall not enjoy or be entitled to exercise any of the following rights which are afforded to Sublicensor as the “Customer” under the Master Agreement: (a) any right which is contradicted or limited by this Sublicense; (b) any right of extension; (c) any right of first refusal or first offer; (d) and right of self-help or set-off; (e) any right to receive condemnation proceeds; (f) any right to abate rent; and (g) any right to terminate this Sublicense by virtue of any provision of the Master Agreement that may give Sublicensor the right to terminate the Master Agreement. Any condition resulting from such default or delay

NAI-1540218613v3 4 by Sublicensor and Supplier shall not constitute an eviction, actual or constructive, of Sublicensee by Sublicensor. No such default or delay shall excuse Sublicensee from the performance or observance of any of its obligations to be performed or observed under this Sublicense or shall entitle Sublicensee to terminate this Sublicense or to any reduction in or abatement of the rent or other charges provided for in this Sublicense. In furtherance of the foregoing, Sublicensee does, to the extent permitted by law, and except for the willful misconduct or gross negligence of Sublicensor or breach of its obligations hereunder, hereby waive any cause of action and any right to bring an action against Sublicensor by reason of any act or omission of Supplier under the Master Agreement. Whenever the approval or consent of Sublicensor is required under any provision of the Master Agreement or this Sublicense, Sublicensee shall also be required to obtain and furnish to Sublicensor the written approval or consent of Supplier (to the extent required under the Master Agreement). Notwithstanding the foregoing, Sublicensee shall not be entitled to exercise any renewal, extension, termination, first offer, first refusal or expansion rights of Sublicensor, if any under the Master Agreement. 4.4 Assumption of Obligations. During the Term, Sublicensee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublicensor and Supplier, the obligations of Sublicensor as “Customer” under the Master Agreement. Notwithstanding the foregoing, the obligation to pay rent to the Supplier shall be considered performed by Sublicensee to the extent and in the amount rent is paid to Sublicensor in accordance with Section 3 of this Sublicense. 4.5 Termination of Master Agreement. If the Master Agreement terminates through any event that is not caused by a default of Sublicensee or Sublicensor under this Sublicense, this Sublicense shall terminate and the parties hereto shall be relieved of any further liability or obligation under this Sublicense, except that (i) any Additional Charges or other additional rent or other charges provided for under the Master Agreement which shall have become due and payable prior to such termination shall remain payable and (ii) any prepaid portion of Sublicense Base Rent and Sublicense Additional Rent not yet earned by Sublicensor shall be promptly returned to Sublicensee. If the Master Agreement terminates, in no event shall Sublicensor be required to act beyond its obligations as customer in the Master Agreement or as provided in this Sublicense. 4.6 No Liability by Sublicensor. Notwithstanding anything contained in this Sublicense to the contrary, Sublicensee acknowledges and agrees that: (x) Sublicensor shall not be responsible for or deemed a guarantor with respect to any representations, warranties, covenants or other obligations or liabilities of the Supplier under the Master Agreement, and Sublicensee agrees to look solely to the Supplier for the performance of the Supplier’s obligations, (y) Sublicensor’s sole obligation to Sublicensee under the Master Agreement shall be, at Sublicensee’s request and on Sublicensee’s behalf, to use commercially reasonable efforts to require the Supplier to perform specific obligations of the Supplier under the Master Agreement if necessary, and (z) Sublicensor shall have no liability to Sublicensee for any misrepresentation, warranty, default or other act or omission of the Supplier under the Master Agreement and Sublicensor shall not be obligated to provide any services to Sublicensee or otherwise to perform any obligations in connection with this Sublicense except as expressly set forth herein as the separate obligations of Sublicensor. Sublicensee shall reimburse Sublicensor for any reasonable costs incurred by Sublicensor in connection with Sublicensor’s commercially

NAI-1540218613v3 5 reasonable efforts to require the Supplier to perform specific obligations of the Supplier under the Master Agreement (to the extent such efforts are intended primarily to benefit Sublicensee or the Premises). Sublicensee shall reimburse Sublicensor within thirty (30) days after Sublicensee’s receipt of reasonable supporting documentation relating to such costs. 5. Condition of Premises. 5.1 “AS IS” Condition. Sublicensee shall accept possession of the Premises on the Commencement Date, subject to restrictions of all applicable covenants of record, the Master Agreement and the applicable laws regulating the use of the Premises. Sublicensee acknowledges and agrees that it shall take possession of the Premises and the personal property and fixtures contained therein (if any) on the Commencement Date in an “AS IS” condition, including all existing furniture, fixtures and equipment therein as of the date hereof (the “FF&E”). Sublicensee agrees and acknowledges that neither Sublicensor nor any agent, attorney, employee or representative of Sublicensor has made any representation respecting or has made any warranty whatsoever, express or implied, regarding the Premises or personal property (if any). Without limiting the generality of the foregoing, Sublicensor shall have no obligation to make, supply or perform any alterations, services, material, fixtures, equipment, or decorations to the Premises. 5.2 FF&E. Any warranty of quality, fitness, or merchantability with respect to the FF&E is hereby excluded and Sublicensor shall not be liable to Sublicensee for any defect thereof. Sublicensee agrees and acknowledges that neither Sublicensor nor any agent, attorney, employee or representative of Sublicensor has made any representation respective or has made any warranty whatsoever, express or implied, regarding the Premises or property except as may be expressly set forth herein. Sublicensee shall be required to remove the FF&E upon the expiration or earlier termination of this Sublicense in accordance with the terms of the Master Agreement. 5.3 Alterations. Sublicensee shall not at any time during the Term make any alterations (including re-painting and re-carpeting) to the Premises without obtaining Sublicensor’s prior written consent, which consent shall not be unreasonably withheld. Sublicensee acknowledges that any such consent shall also be contingent upon receiving Supplier’s consent pursuant to the Master Agreement (to the extent such consent is required) and any alterations, if approved, must be performed in accordance with the requirements of the Master Agreement for any alterations. 5.4 Utilities. Sublicensee shall, subject to the terms and conditions of the Master Agreement, make arrangements directly with the appropriate service providers to supply the Premises with such utilities as Sublicensee may desire. Sublicensee shall promptly pay and be solely responsible for the cost of such services. 5.5 Use of Premises. Sublicensee may use the Premises only for the Permitted Use (as defined in the Master Agreement) and for no other purpose. Sublicensee shall not occupy or use the Premises (or permit the use or occupancy of the Premises) for any purpose or in any manner which: (a) is unlawful or in violation of any applicable legal, governmental or quasi-governmental requirement, ordinance or rule; (b) may be dangerous to persons or property;

NAI-1540218613v3 6 (c) may invalidate or increase the amount of premiums for any policy of insurance affecting the Premises or the Building; (d) creates a nuisance, disturbs any other tenant or customer of the Building or the occupants of neighboring property or injures the reputation of the Building; or (e) is in violation of the Master Agreement. Sublicensee shall be solely responsible for procuring and maintaining in effect any licenses or permits required for the operation of the Sublicensee’s business activities in the Premises during the Term. 5.6 Surrender. Upon the expiration or earlier termination of this Sublicense, Sublicensee agrees to surrender the Premises to Sublicensor, broom clean in as good or better condition as when Sublicensee took possession of the Premises, normal wear and tear alone excepted, and otherwise in accordance with the terms of the Master Agreement. 5.7 Liens. Sublicensee shall keep the Premises and the Building free from any and all liens arising out of any alterations, work performed, materials furnished, or obligations incurred by or for Sublicensee. In the event that Sublicensee shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a bond in a form and issued by a surety acceptable to Sublicensor and Supplier, either shall have the right, but not the obligation, to cause such lien to be released by such means as it shall deem proper (including payment of or defense against the claim giving rise to such lien); in such case, Sublicensee shall reimburse the party that caused such release for all amounts so paid in connection therewith, together with all costs and expenses, with interest thereon at the Default Rate and Sublicensee shall indemnify and defend each and all of Sublicensor, Sublicensor’s Indemnitees and Supplier and its respective officers, agents, directors, representatives, shareholders, members, subsidiaries, affiliates, related entities, partners, employees and lenders against any damages, losses or costs arising out of any such claim. Sublicensee’s indemnification contained in this Section 5.7 shall survive the expiration or earlier termination of this Sublicense. Such rights of Supplier and Sublicensor shall be in addition to all other remedies provided herein or by law. 6. Compliance with Laws. 6.1 Generally. Sublicensee shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy thereof, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of any violations or nuisances in or upon, or connected with, the Premises, all at Sublicensee’s sole expense. 6.2 Americans with Disabilities Act. Sublicensor and Sublicensee hereby agree and acknowledge that the Premises and the Building may be subject to, among other laws, the requirements of the Americans with Disabilities Act, a federal law codified at 42 U.S.C. 12101 et seq., including, but not limited to Title III thereof, and all regulations and guidelines related thereto, as may be hereafter modified, amended or supplemented (collectively, the “ADA”). Sublicensee acknowledges that the Premises, Building and/or common areas of the Building (“Common Areas”) may not currently be in compliance with the ADA. Sublicensee agrees to hold Sublicensor harmless and indemnify Sublicensor for any losses, costs, claims or expenses arising out of failure of the Premises, Building and/or Common Areas to comply with

NAI-1540218613v3 7 the ADA as a result of Sublicensee’s use of the Premises, or as a result of any work or alteration or leasehold improvements made to the Premises or Building by or on behalf of Sublicensee. 7. Insurance. Sublicensee, at its sole expense, shall obtain and keep in force the insurance required to be obtained by Sublicensor as “Customer” under the Master Agreement. Such policies shall name as additional insureds Sublicensor and Supplier and any other party specified by Supplier. 8. Waiver of Subrogation. Without limiting any release or waiver of liability or recovery in any other Section of this Sublicense, but rather in confirmation and furtherance thereof, Sublicensor and Sublicensee agree that, in the event the Building or the Premises, or the fixtures or property therein, are damaged or destroyed by fire or other casualty, regardless of the cause thereof, the rights, if any, of any party against the other, or against the employees, agents or licensees of any party with respect to such damage or destruction and with respect to any loss resulting therefrom, including the interruption of the business of any of the parties, are hereby waived to the extent provided in Section 9 hereof. Sublicensor and Sublicensee agree, further, that all policies of fire, extended coverage, business interruption or other insurance (other than public liability insurance) maintained by Sublicensor or Sublicensee, including any covering and insuring the Building and the Premises, or the contents, fixtures, and improvements therein shall contain a clause or endorsement providing in substance that the insurance shall not be prejudiced if the insureds have waived right of recovery from any person or persons prior to the date and time of loss or damage, if any. 9. Waiver of Claims. To the extent not prohibited by law or caused by the gross negligence or willful misconduct of Sublicensor or Sublicensor’s Indemnitees (as defined herein), and except as provided below, Sublicensee hereby expressly releases Sublicensor, and its respective officers, agents, directors, representatives, shareholders, members, subsidiaries, affiliates, related entities, partners, employees and lenders (collectively, “Sublicensor’s Indemnitees”) from, and waives all claims for, damage or injury to person, theft, loss of use of or damage to property and loss of business sustained by Sublicensee and resulting from the Building or the Premises or any part thereof or any equipment therein or appurtenances thereto being or becoming in disrepair, or resulting from any damage, accident or event in or about the Building or any willful, intentional or negligent act or omission of any person (except for the gross negligence or willful misconduct of Sublicensor and Sublicensor’s Indemnitees). Without limiting the generality of the foregoing, this Section 9 shall apply particularly, but not exclusively, to flooding, damage caused by Building equipment and apparatus, water, snow, frost, steam, excessive heat or cold, broken glass, sewage, gas, odors, excessive noise or vibration, death, loss, conversion, theft, robbery, assault, battery, murder, or the bursting or leaking of pipes, plumbing fixtures or sprinkler devices. In addition, Sublicensee waives all claims and rights of recovery against Sublicensor and Sublicensor’s Indemnitees for any loss or damage to any property of Sublicensee, which loss or damage is insured against, or required to be insured against, by Sublicensee pursuant to Section 7 of this Sublicense, whether or not such loss or damage is due to the fault or negligence of Sublicensor, or Sublicensor’s Indemnitees, and regardless of the amount of insurance proceeds collected or collectible under any insurance policies in effect, and Sublicensee further agrees that all such property of Sublicensee shall be at the risk of Sublicensee only and Sublicensor and Sublicensor’s Indemnitees shall not be liable

NAI-1540218613v3 8 for any loss or damage thereto and Sublicensee completely releases and exculpates Sublicensor and Sublicensor’s Indemnitees therefrom. 10. Holdover. In the event that Sublicensee retains possession of the Premises or any part thereof after the termination of the Term by lapse of time or otherwise, Sublicensee shall pay Sublicensor the monthly Sublicense Base Rent at 200% of the rate payable for the month immediately preceding said holding over (the “Base Holdover Rent”), computed on a per- month basis, for each month or part thereof (without reduction for any such partial month) that the Sublicensee thus remains in possession, and in addition thereto, Sublicensee shall pay Sublicensor all damages sustained by reason of Sublicensee’s retention of possession, including, but not limited to, any amount that Sublicensor is responsible to pay for the Premises to Supplier under the Master Agreement in excess of the Base Holdover Rent and any other liability of Sublicensor to Supplier sustained as a result thereof. The foregoing shall be in addition to, and shall in no way limit, any other right Sublicensor may have under this Sublicense, at law, or in equity and Sublicensor’s acceptance of the Base Holdover Rent shall in no way be a consent to Sublicensee’s continued occupancy of the Premises. 11. Assignment and Subletting. Sublicensee shall not, under any circumstances, assign this Sublicense, sublicense the Premises or permit the use of the Premises by any person other than Sublicensee and its employees without obtaining Sublicensor’s prior written consent which consent may be withheld in Sublicensor’s sole and absolute discretion. Sublicensee acknowledges that any such consent shall also be contingent upon receiving Supplier’s consent pursuant to the Master Agreement. In the event Sublicensor consents to an assignment of this Sublicense or a Sublicense of the Premises, Sublicensee shall pay to Sublicensor 100% of all rent and other consideration received by Sublicensee (“Transfer Rent”) in excess of the rent paid by Sublicensee hereunder for the portion of the Premises so transferred. Sublicensor’s portion of the Transfer Rent shall be paid as and when received by Sublicensee or Sublicensee’s affiliates. Transfer Rent shall include any other amount received by Sublicensee from or in connection with any assignment or subletting (including, but not limited to sums paid for the sale or rental, or consideration received on account of any contribution, of Sublicensee’s personal property or sums paid in connection with the supply of electricity or HVAC or use of any services, equipment or facilities located within the Premises or any other area of the Building). Sublicensee shall reimburse Sublicensor for any and all expenses (including attorneys’ fees) incurred by Sublicensor in connection with any proposed assignment or Sublicense, whether or not Sublicensor consents to such assignment or subletting. 12. Sublicensee Default. 12.1 The occurrence of any of the following is an “Event of Default”: (a) Any act or omission by Sublicensee that would constitute a default under the Master Agreement, subject to the same notice and cure provisions provided therein, less three (3) days (if more than a three day cure period is provided), provided Sublicensor shall promptly deliver any default notices received by it under the Master Agreement (only to the extent the same was not sent by Supplier to Sublicensee).

NAI-1540218613v3 9 (b) Sublicensee’s failure to perform any monetary obligation under this Sublicense, if such failure continues for more than five (5) days after Sublicensor provides notice to Sublicensee of its failure to perform such monetary obligation. (c) Sublicensee’s failure to perform any obligations required under this Sublicense, but not covered under Section 12(a) or 12(b) hereof, if such failure continues for more than thirty (30) days after written notice of such failure to perform, or, if such condition of nonperformance is not reasonably capable of being remedied within thirty (30) days, such additional time as may be reasonably necessary in order to correct such condition provided that Sublicensee commences to correct such condition within such thirty (30) day period and thereafter diligently pursues the correction of such condition. 12.2 Sublicensee agrees to do nothing which will subject the Master Agreement to termination by Supplier under the provisions of the Master Agreement. It is also agreed that if Sublicensee is in default of the provisions of the Master Agreement, Sublicensor may, but need not, cure said default specifically on behalf of and for the account of Sublicensee, in which case all costs, damages and expenses incurred by Sublicensor in connection therewith shall be paid to Sublicensor immediately upon its demand as additional rent hereunder. In so curing Sublicensee’s default, Sublicensor shall not be deemed to have waived any of its rights, nor to have released Sublicensee from any of its obligations under this Sublicense. 12.3 It is further agreed that Sublicensor may cure Sublicensee’s default under the Master Agreement or this Sublicense on and for Sublicensor’s own account to preserve its interest in the Master Agreement, and may terminate this Sublicense by reason of said default pursuant to the terms hereof, if Sublicensee does not pay as additional rent to Sublicensor all costs, damages and expenses incurred by it in connection with such cure within the applicable grace period provided for in the Master Agreement. 12.4 In the event of a default hereunder beyond any applicable notice and cure periods, Sublicensor shall be entitled to all remedies and damages provided for Supplier in the Master Agreement, or as otherwise provided by law or equity. 13. Covenant of Sublicensor. Subject to the provisions of this Sublicense, Sublicensor shall use reasonable efforts to obtain for Sublicensee the benefit of all rights granted to Sublicensor, as customer under the Master Agreement, with respect to the Premises in order to effectuate the intent of the parties and the purpose of this Sublicense; provided that nothing contained in this Sublicense shall be construed as requiring Sublicensor to perform any obligation or discharge any duty which Supplier is required to perform or discharge under the Master Agreement. Sublicensee shall not receive any abatement of rent under this Sublicense because of the Sublicensor or Supplier’s failure to perform any of their obligations under the Master Agreement, except that if Sublicensor receives an abatement of rent from the Supplier relating to the Sublicensed Premises, Sublicensee shall receive a corresponding proportional abatement of rent hereunder 14. Notice of Default. Sublicensor and Sublicensee shall, respectively and promptly, give written notice to the other of any notice of default they may receive from Supplier under the Master Agreement.

NAI-1540218613v3 10 15. Consent and Approval of Supplier. Neither Sublicensor nor Sublicensee shall take or omit to take any action requiring the Supplier’s consent under the Master Agreement without first obtaining such consent in accordance with the terms of the Master Agreement. Whenever the consent of the Supplier is required under the Master Agreement, Sublicensor and Sublicensee shall use reasonable diligence to obtain such consent from the Supplier. 16. Additional Covenants of Sublicensee. 16.1 Sublicensee hereby assumes and agrees to perform and comply with all of the terms, covenants and conditions of the Master Agreement on the part of the customer thereunder to be performed and observed with respect to the Premises, other than as expressly set forth in this Sublicense. 16.2 Sublicensee will not do or cause to be done or suffer or permit any act or thing to be done or suffered which would or might constitute a default under the Master Agreement or cause the Master Agreement or the rights of Sublicensor, as customer thereunder, to be terminated or which would or might cause Sublicensor to become liable for any damages, costs, claims or penalties or would or might increase the rent or other charges or obligations of Sublicensor, as customer under the Master Agreement, or would or might adversely affect or reduce any of Sublicensor’s rights or benefits under the Master Agreement. 16.3 Sublicensee shall defend, indemnify and hold Sublicensor harmless from and against any and all claims, actions, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) arising from the use or occupancy by Sublicensee of the Premises or the Building or from any work or thing done or any condition created by or any other act or omission of Sublicensee or its employees, agents, contractors, visitors or licensees, in or about the Premises or any other part of the Building, or from any breach of its obligations under this Sublicense. Sublicensor shall defend, indemnify and hold Sublicensee harmless from and against any and all claims, actions, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) arising from the willful misconduct or gross negligence of Sublicensor or its employees, agents, contractors, visitors or licensees. The provisions of this Section 16.3 shall survive the expiration or earlier termination of this Sublicense. 17. Notices. Whenever a provision is made under this Sublicense for any demand, notice or declaration of any kind, or where it is deemed desirable or necessary by either party to give or serve any such notice, demand or declaration to the other party, it shall be in writing and served either personally or sent by United States mail, certified, postage prepaid, or by pre-paid nationally recognized overnight courier service, addressed at the addresses set forth below or at such address as either party may advise the other from time to time. If to Sublicensor: Super Micro Computer, Inc. [ ] and

NAI-1540218613v3 11 Super Micro Computer, Inc. [ ] with a copy to: Jones Day [ ] If to Sublicensee: Lambda, Inc. [ ] or at such other address as Sublicensor or Sublicensee may theretofore by written notice to the other have designated for the service of such notice. Notices given hereunder shall be deemed to have been given on the date of personal delivery (or the first business day thereafter if delivered on a non-business day) or three (3) days after the date of certified mailing or the next business day after being sent by overnight courier, provided that the sender can evidence proof of receipt of such notice. If the sender is unable to provide such proof, notices given hereunder shall be effective upon actual receipt only. 18. Damage and Destruction; Condemnation. This Sublicense shall terminate if and when the Master Agreement is terminated as a result of any fire or other casualty or eminent domain. In no event shall Sublicensor have any obligation to repair or restore the Premises, any personal property located in the Premises, or any other portion of the Building. 19. Governing Law. This Sublicense shall be governed and construed in accordance with the laws of the State in which the Premises is located, notwithstanding any conflicts-of-laws doctrines of such state or other jurisdiction to the contrary. 20. Sublicensor’s Right to Perform Sublicensee’s Duties. If Sublicensee fails timely to perform any of its duties under this Sublicense, Sublicensor shall have the right (but not the obligation), after the expiration of any grace or notice and cure period elsewhere under this Sublicense expressly granted to Sublicensee for the performance of such duty or upon ten (10) days’ notice, whichever is less, to perform such duty on behalf and at the expense of Sublicensee without further prior notice to Sublicensee, and all sums expended or expenses incurred by Sublicensor in performing such duty shall be deemed to be additional Rent under this Sublicense and shall be due and payable upon demand by Sublicensor. 21. Due Authority. The individuals executing this Sublicense for Sublicensee represent and warrant to Sublicensor that they have full right, power and authority to execute this Sublicense on behalf of Sublicensee. 22. Binding Effect. The covenants and agreements herein contained shall bind and inure to the benefit of Sublicensor and Sublicensee and their respective successors and assigns. 23. Counterparts. This Sublicense may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, constitute one and the same instrument.

NAI-1540218613v3 12 24. Specific Performance and Injunctive Relief. Each party hereto recognizes that, if it fails to perform, observe, or discharge any of its obligations under this Sublicense, no remedy at law will provide adequate relief to the other party hereto. Therefore, each party to this Sublicense is hereby authorized to demand specific performance of this Sublicense, and is entitled to seek temporary and permanent injunctive relief in a court of competent jurisdiction, at any time when the other party fails to comply with any of the provisions of this Sublicense applicable to it. To the extent permitted by law, each party hereto irrevocably waives any defense that it might have based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance or injunctive relief. 25. Terms. All capitalized terms used in this Sublicense, but not defined herein, shall have the same meaning as ascribed to such terms in the Master Agreement. 26. Construction. Each party acknowledges that such party and its counsel, after negotiation and consultation, have reviewed and revised this Sublicense. As such, the terms of this Sublicense shall be fairly construed and the usual rule of construction, to wit, that ambiguities in this Sublicense should be resolved against the drafting party, shall not be employed in the interpretation of this Sublicense or any amendments, modifications or exhibits hereto or thereto. 27. Execution and Delivery. The submission to Sublicensee of this Sublicense shall not constitute an option or offer for the subleasing of the Sublicensed Premises, and the execution and/or delivery of this Sublicense by Sublicensee shall have no binding force or effect on Sublicensor unless and until Sublicensor and Sublicensee shall have (i) executed this Sublicense and (ii) delivered a fully-executed counterpart to each other. [balance of page intentionally blank]

NAI-1540218613v3 13 IN WITNESS WHEREOF, the parties have executed this Sublicense as of the day and year first above written. SUBLICENSOR: SUPER MICRO COMPUTER, INC. By: /s/ Charles Liang ____________________ Name: Charles Liang _____________________ Title: ___ President and Chief Executive Officer SUBLICENSEE: LAMBDA, INC. By: /s/ Peter Seibold _____________________ Name: Peter Seibold _____________________ Its: CFO ________________________________

NAI-1540218613v3 EXHIBIT A COPY OF THE MASTER AGREEMENT